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                                                                    Exhibit 99.1

                              ANTARES PHARMA, INC.

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                              OFFICER PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     Each of the undersigned, Roger G. Harrison and Lawrence M. Christian, the Chief Executive Officer and the Chief Financial Officer, respectively, of Antares Pharma, Inc. (the "Company"), individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company's amended Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 2002 (the "Report").

         Each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 19th day of September, 2002.

                                               /s/ Roger G. Harrison
                                               ---------------------------------
                                               Roger G. Harrison
                                               Chief Executive Officer


                                               /s/ Lawrence M. Christian
                                               ---------------------------------
                                               Lawrence M. Christian
                                               Chief Financial Officer